UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  February 22, 2008

______________________________

BOISE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200
Boise, ID 83702-5388
(Address of principal executive offices, including zip code)

208-384-7000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06    Change in Shell Company Status.

On February 22, 2008, Boise Inc. (the “Company”) consummated the acquisition (the “Acquisition”) of Boise White Paper, L.L.C., Boise Packaging & Newsprint, L.L.C., Boise Cascade Transportation Holdings Corp. (collectively, the "Paper Group") and other assets and liabilities related to the operation of the paper, packaging and newsprint, and transportation businesses of the Paper Group and most of the headquarters operations of Boise Cascade, L.L.C. through the acquisition of Boise Paper Holdings, L.L.C. As a result of the Acquisition, the Company ceased to be a shell company as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.  For information concerning the material terms of the Acquisition please refer to Item 2.01 of the Company’s other Current Report on Form 8-K filed on the date hereof, which information is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                BOISE INC.

                By: /s/ Karen E. Gowland
                       Name: Karen E. Gowland
                       Title:   Vice President, General Counsel and Secretary

Date:  February 28, 2008